UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
April 28, 2020 (April 23, 2020)
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

ROPER TECHNOLOGIES, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware
(STATE OR OTHER JURISDICTION OF INCORPORATION)

1-12273		51-0263969

(COMMISSION FILE NUMBER)		(IRS EMPLOYER IDENTIFICATION NO.)

6901 Professional Pkway. East, Suite 200
Sarasota,	Florida	34240

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)		(ZIP CODE)

(941) 556-2601
(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)
(FORMER NAME OR ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.
On April 23, 2020, Roper Technologies, Inc. (the “Company”) entered into Amendment No. 2 to Credit Agreement (the “Amendment”) to the Credit Agreement dated September 23, 2016 among the Company, the lenders party thereto, JPMorgan Chase Bank, N.A., as administrative agent, and the other agents and parties thereto, as previously amended December 2, 2016 (the “Credit Agreement”).
The Amendment amends the definition of Consolidated Total Leverage Ratio (as defined in the Credit Agreement) to be the ratio of (a)(i) Consolidated Total Debt (as defined in the Credit Agreement) minus (ii) the aggregate amount of Unrestricted Cash (as defined in the Credit Agreement) to (b) Consolidated EBITDA (as defined in the Credit Agreement). The Amendment also adds a condition to each extension of credit through December 31, 2020, that after giving effect to any such borrowing and intended use of such borrowing, the aggregate amount of Unrestricted Cash may not be greater than $1,250,000,000.

The above description of the Amendment does not purport to be complete and is included solely as a summary of the material terms of the Amendment, a copy of which is filed as Exhibit 10.1 hereto and is incorporated by reference.

Item 2.02. Results of Operations and Financial Condition.
On April 28, 2020, the Company issued a press release containing information about the Company’s results of operations for the quarter ended March 31, 2020. A copy of the press release is furnished as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

10.01
Amendment No. 2 to Credit Agreement dated April 23, 2020, to Credit Agreement dated as of September 23, 2016 by and among Registrant, the foreign subsidiary borrowers party thereto from time to time, the lenders party thereto from time to time, JP Morgan Chase Bank, N.A., as Administrative Agent, and the other agents and parties thereto, as previously amended December 2, 2016.

99.1	Press Release of the Company dated April 28, 2020
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Roper Technologies, Inc.
(Registrant)

BY:	/S/ Robert C. Crisci	Date:	April 28, 2020
Robert C. Crisci, Executive Vice President and Chief Financial Officer